UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported): November 10, 2004


                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


   Pennsylvania                      0-22124                     25-1616814
 ------------------               -------------              -------------------
  (State or other                  (Commission                 (IRS Employer
   jurisdiction of                 File Number)              Identification No.)
   incorporation)



                    5004 McKnight Road, Pittsburgh, PA 15237
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (412) 231-6900

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 10, 2004, the Registrant issued a press release regarding its third quarter earnings results. A copy of the related press release is being filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number     Description
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    99.1           Press Release dated November 10, 2004, issued by NSD Bancorp,
                   Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date: November 10, 2004                       BY:    /s/ William C. Marsh
                                                     ---------------------------

                                              Name:  William C. Marsh
                                              Title: Principal Financial Officer
                                                     Senior Vice President
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.
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99.1     Press Release dated November 10, 2004.